Exhibit (n)(4)

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

                   Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a person about to become a director of White Oak Capital Corporation and to the disclosure of the undersigned’s biographical information included in the registration statement on Form N-2 of White Oak Capital Corporation (the “Registration Statement”), to be filed with the Securities and Exchange Commission on or about April 30, 2010, and in any and all amendments thereto.  The undersigned further consents to the filing of this consent as an exhibit to such Registration Statement.

Signature

By:	/s/ George M. James
Name: George M. James

Date: April 29, 2010

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

                   Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a person about to become a director of White Oak Capital Corporation and to the disclosure of the undersigned’s biographical information included in the registration statement on Form N-2 of White Oak Capital Corporation (the “Registration Statement”), to be filed with the Securities and Exchange Commission on or about April 29, 2010, and in any and all amendments thereto.  The undersigned further consents to the filing of this consent as an exhibit to such Registration Statement.

Signature

By:	/s/ Donald H. Putnam
Name: Donald H. Putnam

Date: April 29, 2010

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

                   Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a person about to become a director of White Oak Capital Corporation and to the disclosure of the undersigned’s biographical information included in the registration statement on Form N-2 of White Oak Capital Corporation (the “Registration Statement”), to be filed with the Securities and Exchange Commission on or about April 30, 2010, and in any and all amendments thereto.  The undersigned further consents to the filing of this consent as an exhibit to such Registration Statement.

Signature

By:	/s/ George L. Lindemann
Name: George L. Lindemann

Date: April 28, 2010

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

                   Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a person about to become a director of White Oak Capital Corporation and to the disclosure of the undersigned’s biographical information included in the registration statement on Form N-2 of White Oak Capital Corporation (the “Registration Statement”), to be filed with the Securities and Exchange Commission on or about April 30, 2010, and in any and all amendments thereto.  The undersigned further consents to the filing of this consent as an exhibit to such Registration Statement.

Signature

By:	/s/ Karen D. Seitz
Name: Karen D. Seitz

Date: April 29, 2010